Subsequent Events	6 Months Ended
Jun. 30, 2020
Subsequent Events
Subsequent Events

6   Subsequent Events

In July 2020, the Company announced that it had entered into a new global development and commercialisation agreement with Daiichi Sankyo for DS-1062, its proprietary TROP2-directed antibody drug conjugate and potential new medicine for the treatment of multiple tumour types. AstraZeneca will pay Daiichi Sankyo an upfront payment of $1bn in staged payments, additional conditional amounts of up to $1bn for the successful achievement of regulatory approvals and up to $4bn for sales-related milestones. The transaction will be accounted for as an intangible-asset acquisition, recognised initially at the present value of non-contingent consideration, with any potential future milestone payments capitalised into the intangible asset as they are recognised.

The companies will jointly develop and commercialise DS-1062 jointly worldwide, except in Japan where Daiichi Sankyo will maintain exclusive rights. AstraZeneca and Daiichi Sankyo will share equally development and commercialisation expenses as well as profits relating to DS-1062 worldwide, except for Japan where Daiichi Sankyo will be responsible for such costs and will pay AstraZeneca mid single-digit royalties. Daiichi Sankyo will record sales in the US, certain countries in Europe and certain other countries where Daiichi Sankyo has affiliates. Profits shared with AstraZeneca from those countries will be recorded as Collaboration Revenue by AstraZeneca. AstraZeneca will record Product Sales in other countries worldwide, for which profits shared with Daiichi Sankyo will be recorded within Cost of Sales. Daiichi Sankyo will manufacture and supply DS-1062.